Exhibit 10.2

ALLOS THERAPEUTICS, INC.

RESTRICTED STOCK  AWARD AGREEMENT

This Restricted Stock Award Agreement (this “Agreement”) is made as of this 9th day of March, 2006 (the “Grant Date”), between Allos Therapeutics, Inc. (the “Company”) and Paul L. Berns (the “Holder”).

WHEREAS, the Company desires to employ the Holder pursuant to the terms of that certain Employment Agreement between the Company and the Holder dated March 9, 2006 (the “Employment Agreement”; and

WHEREAS, as an inducement for the Holder to enter into the Employment Agreement, the Board of Directors of the Company (the “Board”) has authorized an award (the “Award”) to the Holder of 300,000 shares of the Common Stock of the Company, on the terms set forth in this Agreement; and

WHEREAS, the Award shall be governed by the terms and conditions of this Agreement and the Allos Therapeutics, Inc. 2000 Stock Incentive Compensation Plan (the “Plan”), as if the Award has been granted under the Plan, although the parties understand that the Award shall not be granted under the Plan; and

WHEREAS, the Holder desires to accept the Award and agrees to be bound by the terms and conditions and restrictions of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the parties agree as follows:

1.             Grant of Restricted Stock.  Subject to the terms and conditions set forth herein and the terms of the Plan, the Company hereby grants to the Holder 300,000 shares of Common Stock of the Company (the “Restricted Stock”).  The Restricted Stock granted hereunder shall be registered in the Holder’s name on the books of the Company, but the certificates evidencing such Restricted Stock shall be retained by the Company during the period prior to the vesting of the Restricted Stock as set forth in Section 2 hereof.  Concurrently with the execution of this Agreement by the Holder, the Holder shall execute an Assignment Separate from Certificate (in the form attached hereto as Exhibit A) with respect to such Restricted Stock.

2.             Vesting.

(a)           The Restricted Stock shall vest as follows:

Number of shares
of Restricted Stock
Date	that become vested
First Anniversary of the Grant Date	75,000
Second Anniversary of the Grant Date	75,000
Third Anniversary of the Grant Date	75,000
Fourth Anniversary of the Grant Date	75,000

(b)           Any portion of the Restricted Stock that is not yet vested and non-forfeitable shall become fully vested and nonforfeitable as and to the extent provided in Section 8(g) of the Employment Agreement.

(c)           Until such time as any share of Restricted Stock becomes vested pursuant to this Section 2, the Holder shall not have the right to make or permit to occur any transfer, pledge or hypothecation of all or any portion of the Restricted Stock, whether outright or as security, with or without consideration, voluntary or involuntary, except by will or by the laws of descent and distribution.  Any transfer, pledge or hypothecation not made in accordance with this Agreement shall be null and void.

3.             Termination of Employment.  The Holder shall forfeit all of his rights and interest in the Restricted Stock in the event his employment with the Company terminates for any reason before the Restricted Stock becomes vested pursuant to Section 2 of this Agreement.

4.             Delivery of Share Certificates.  Upon the vesting of the Restricted Stock pursuant to Section 2 of this Agreement, the certificates evidencing such Restricted Stock shall be delivered promptly to the Holder.

5.             Holder.  Whenever the word “Holder” is used in this Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Restricted Stock may be transferred by will or by the laws of descent and distribution, the word “Holder” shall be deemed to include such person or persons.

6.             Legend on Certificates.  Any certificates representing the vested Restricted Stock delivered to the Holder shall be subject to such stop transfer orders and other restrictions as the Company may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Company’s Common Stock is listed, if any, and any applicable federal or state laws, and the Company may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

7.             Special Tax Election.

(a)           Under Section 83 of the Code, the Fair Market Value of the Restricted Stock on the date any forfeiture restrictions applicable to such shares lapse will be reportable as ordinary income on the lapse date.  For this purpose, the term “forfeiture restrictions” includes vesting provisions applicable to the Restricted Stock.  The Holder may elect under Section 83(b) of the Code to be taxed at the time the Restricted Stock is acquired, rather than when and as such Restricted Stock cease to be subject to such forfeiture restrictions.  Such election must be filed with the Internal Revenue Service within thirty (30) days after the Grant Date.

(b)           THE FORM FOR MAKING THIS ELECTION IS ATTACHED AS EXHIBIT B HERETO.  THE HOLDER UNDERSTANDS THAT FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30) DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME AS THE FORFEITURE RESTRICTIONS LAPSE.

2

(c)           THE HOLDER ACKNOWLEDGES THAT IT IS THE HOLDER’S SOLE RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF THE HOLDER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS BEHALF.

8.             Tax Withholding.  The Company’s obligation to deliver Restricted Stock is subject to the Holder’s satisfaction of any applicable federal, state and local income and employment tax and withholding requirements in a manner and form satisfactory to the Company.

9.             Notice.  Every notice or other communication relating to this Agreement shall be given in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided, provided that, unless and until some other address be so designated, all notices or communications by the Holder to the Company shall be mailed or delivered to the Company at its principal executive office, and all notices or communications by the Company to the Holder may be given to the Holder personally or may be mailed to Holder at the Holder’s last known address, as reflected in the Company’s records.

10.           No Right to Continued Employment.  This Agreement does not confer upon the Holder any right to continued employment pursuant to the Employment Agreement or otherwise.

11.           Waiver and Amendments.  Any waiver, alteration, amendment or modification of any of the terms of this Agreement shall be valid only if made in writing and signed by the parties hereto; provided, however, that any such waiver, alteration, amendment or modification is consented to on the Company’s behalf by the Board.  No waiver by either of the parties hereto of their rights hereunder shall be deemed to constitute a waiver with respect to any subsequent occurrences or transactions hereunder unless such waiver specifically states that it is to be construed as a continuing waiver.

12.           Governing Law.  This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to such state’s conflicts of laws rules.

13.           Plan.  The terms and provisions of the Plan are incorporated herein by reference (although, for purposes of clarity, the Award is not granted under the Plan).  In the event of a conflict or inconsistency between discretionary terms and provisions of the Plan and the express provisions of this Agreement, this Agreement shall govern and control.  In all other instances of conflicts or inconsistencies or omissions, the terms and provisions of the Plan shall govern and control.

[The remainder of this page is left intentionally blank]

3

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

ALLOS THERAPEUTICS, INC.

By:	/s/ Stephen J. Hoffman
Name:	Stephen J. Hoffman
Title:	Chairman of the Board

PAUL L. BERNS

/s/ Paul L. Berns
Paul L. Berns

Signature Page to
Restricted Stock Award Agreement

Exhibit A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, Paul L. Berns hereby sell(s), assign(s) and transfer(s) unto Allos Therapeutics, Inc. (the “Company”),                        (           ) shares of the Common Stock of the Company standing in his name on the books of the Company represented by Certificate No.             herewith and do(es) hereby irrevocably constitute and appoint                        Attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

Dated:

Signature

Instruction:  Please do not fill in any blanks other than the signature line.  Please sign exactly as you would like your name to appear on the issued stock certificate.

Exhibit B

EXPLANATION OF A
SECTION 83(b) TAX ELECTION

In general, Section 83 of the Internal Revenue Code of 1986 (the “Code”), as amended, provides that a Holder of shares subject to any forfeiture restrictions will recognize income equal to the excess of the Fair Market Value of the shares on the date any forfeiture restrictions applicable to such shares lapse over the amount paid for such shares.  For this purpose, the term “forfeiture restrictions” includes the vesting restrictions placed on the Restricted Stock.

However, the Holder may elect under Section 83(b) of the Code to be taxed at the time the Restricted Stock is granted, rather than on each date the Restricted Stock ceases to be subject to forfeiture restrictions.  The election must be filed with the Internal Revenue Service within thirty (30) days after the date of grant and a copy must be filed with the Company.  A second copy must be attached to the Holder’s tax return for the taxable year in which the election occurred.  A form for making this election is attached as part of this exhibit.  FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30) DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY THE HOLDER AS THE FORFEITURE RESTRICTIONS LAPSE.

THE DISCUSSION ABOVE IS INTENDED ONLY AS A SUMMARY AND DOES NOT PURPORT TO BE A COMPLETE DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT TO THE HOLDER.  SUCH DISCUSSION IS BASED UPON CURRENT LAW AND INTERPRETATIONAL AUTHORITIES WHICH ARE SUBJECT TO CHANGE AT ANY TIME.  IT IS STRONGLY URGED THAT THE HOLDER CONSULT WITH HIS OWN TAX ADVISOR CONCERNING THE TAX CONSEQUENCES OF MAKING A SECTION 83(b) TAX ELECTION.

ELECTION TO INCLUDE VALUE OF RESTRICTED PROPERTY IN
GROSS INCOME IN YEAR OF TRANSFER UNDER CODE § 83(b)

                                The undersigned hereby elects pursuant to § 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1.             The name, address and taxpayer identification number of the undersigned are:

Name:
Address:

SS#:

2.             Description of property with respect to which the election is being made:

The undersigned has received             shares of Common Stock of Allos Therapeutics, Inc. (the “Company”).

3.             The date on which property was transferred is            ,      .

4.             The taxable year to which this election relates is calendar year       .

5.             The nature of the restriction(s) to which the property is subject is:

The property is subject to subject to vesting requirements based upon the taxpayer’s employment with the issuer.

6.             Fair market value:

The aggregate fair market value at time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the property with respect to which this election is being made is $           .

7.             Amount paid for property:

The amount paid by taxpayer for the property is $           .

8.             Furnishing statement to employer:

A copy of this statement has been furnished to the Company, the employer of the undersigned.

Dated:
Taxpayer’s Signature